UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – May 19, 2014

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Each of Energy Future Holdings Corp. (“EFH Corp.”) and Energy Future Intermediate Holding Company LLC (“EFIH”) is filing only the information contained in Item 8.01 of this Current Report on Form 8-K and the information contained under the heading “Cautionary Note Regarding Forward-Looking Statements.” Energy Future Competitive Holdings Company LLC (“EFCH”) is furnishing only the information contained in Item 7.01 of this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

First Lien Settlement

Reference is made to the Current Report on Form 8-K filed on May 9, 2014 by EFH Corp., EFIH and EFCH regarding the offer (the “Offer”) by EFIH and EFIH Finance Inc. (together with EFIH, the “Issuer”) to holders of the Issuer’s outstanding 6.875% Senior Secured Notes due 2017 and 10.00% Senior Secured Notes due 2020 (collectively, the “EFIH First Lien Notes”) to participate in a voluntary settlement with respect to the Issuer’s obligations under the EFIH First Lien Notes held by such holders (such settlement, the “EFIH First Lien Offer Settlement”). Reference is also made to that certain Restructuring Support and Lock-Up Agreement, dated as of April 29, 2014, filed as an exhibit to the Annual Report on Form 10-K/A filed by EFH Corp. on May 1, 2014, as amended by the First Amendment to the Restructuring Support and Lock-Up Agreement, dated as of May 7, 2014, filed as an exhibit to the Current Report on Form 8-K filed by EFH Corp., EFIH and EFCH on May 13, 2014, pursuant to which, among other matters, certain holders of EFIH First Lien Notes holding, in the aggregate, approximately 32% of the aggregate outstanding principal amount of EFIH First Lien Notes (the “RSA EFIH First Lien Note Parties”) agreed to a voluntary settlement with respect to the Issuer’s obligations under the EFIH First Lien Notes held by the RSA EFIH First Lien Note Parties (the “RSA EFIH First Lien Settlement” and, together with the EFIH First Lien Offer Settlement, the “EFIH First Lien Settlement”).

As of May 19, 2014 (the “Early Participation Date”), after giving effect to the RSA EFIH First Lien Settlement and the participation in the Offer as of such date, holders of the principal amounts and the percentages of outstanding principal amounts listed in the table below of each series of EFIH First Lien Notes had agreed to participate in the EFIH First Lien Settlement.

Securities	CUSIP Number(s)	Aggregate Principal Amount Outstanding	Aggregate Principal Amount Participating in First Lien Settlement	Percentage of Outstanding Principal Amount Participating in First Lien Settlement
6.875% Senior Secured Notes due 2017	29269QAE7 U2197AC1	$502,714,000	$488,654,000	97.2%
10.00% Senior Secured Notes due 2020	29269QAA5 29269QAK3 U29197AG2	$3,482,106,000	$1,184,598,000	34.0%
Total EFIH First Lien Notes		$3,984,820,000	$1,673,252,000	42.0%

The Offer will expire at 5:00 p.m., New York City time, on June 6, 2014, unless extended by the Issuer in its sole discretion. Accordingly, the principal amounts of EFIH First Lien Notes and percentages of EFIH First Lien Notes shown in the table above as participating in the First Lien Settlement are subject to change. The Issuer does not intend to permit the offer period for the EFIH First Lien Offer Settlement to expire prior to the date the EFIH First Lien Settlement is heard, and approved, by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any EFIH First Lien Notes or to participate in the EFIH First Lien Offer Settlement. The Offer is being made only pursuant to the information memorandum and the related letter of transmittal distributed in connection with the Offer. The Offer is not being made available to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Nothing in this Current Report on Form 8-K will constitute or be deemed to constitute a solicitation by any party of votes to approve or reject a Chapter 11 plan of reorganization. A solicitation with respect to votes to approve or reject a Chapter 11 plan of reorganization only may be commenced once a disclosure statement that complies with section 1125 of the United States Code, 11 U.S.C. §§101 et. seq. has been approved by the Bankruptcy Court.

First Lien DIP Facility Commitment

Reference is made to that certain Commitment Letter, dated April 28, 2014 (the “First Lien Commitment Letter”), filed as an exhibit to the Annual Report on Form 10-K filed by EFH Corp. on April 30, 2014, pursuant to which EFIH obtained a commitment for a first lien debtor-in-possession facility (the “EFIH First Lien DIP Facility”) from certain initial lenders (the “Initial Lenders”) in an aggregate principal amount of $5.4 billion. As a result of the RSA EFIH First Lien Settlement and participation in the Offer as of the Early Participation Date, the Initial Lenders’ commitment amount under the EFIH First Lien DIP Facility has been reduced in an aggregate amount of $4.075 billion, resulting in a remaining aggregate commitment under the EFIH First Lien DIP Facility by the Initial Lenders of $1.325 billion as of the Early Participation Date. The EFIH First Lien DIP Facility is still expected to be $5.4 billion in the aggregate after giving effect to the Initial Lenders’ commitment, the RSA EFIH First Lien Settlement and the participation in the Offer.

Item 8.01. Other Events.

The information set forth under Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although we believe that in making any such forward-looking statement our expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under Item 1A, “Risk Factors” and the discussion under Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Reports on Form 10-K (and in the corresponding sections of any subsequent Quarterly Reports on Form 10-Q) filed by each of EFH Corp., EFIH and EFCH and the following important factors, among others, that could cause actual results to differ materially from those projected in such forward-looking statements:

•	our ability to obtain the approval of the Bankruptcy Court with respect to motions filed in our ongoing bankruptcy proceedings, including with respect to the EFIH First Lien Settlement and the EFIH First Lien DIP Facility;

•	the effectiveness of the overall restructuring activities pursuant to the bankruptcy filing and any additional strategies we employ to address our liquidity and capital resources;

•	the terms and conditions of any reorganization plan that is ultimately approved by the Bankruptcy Court;

•	the actions and decisions of creditors, regulators and other third parties that have an interest in the bankruptcy proceedings;

•	the duration of the bankruptcy proceedings; and

•	restrictions on us due to the terms of debtor-in-possession financing facilities and restrictions imposed by the Bankruptcy Court.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for us to predict all of them; nor can we assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President & Controller

May 22, 2014

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